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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors of APS, a Maryland corporation, do hereby constitute and appoint THOMAS K. HENDERSON, a true and lawful attorney in his or her name, place and stead, in any and all capacities, to sign his or her name to the Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and to any and all amendments, of said Company, and to cause the same to be filed with the Securities And Exchange Commission, granting unto said attorney full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorney shall lawfully do or cause to be done by virtue hereof.

Dated: May 1, 1997

              /s/ ELEANOR BAUM                             /s/ FRANK A. METZ, JR.
--------------------------------------------    --------------------------------------------
               (Eleanor Baum)                               (Frank A. Metz, Jr.)

           /s/ WILLIAM L. BENNETT                             /s/ ALAN J. NOIA
--------------------------------------------    --------------------------------------------
            (William L. Bennett)                               (Alan J. Noia)

             /s/ KLAUS BERGMAN                               /s/ STEVEN H. RICE
--------------------------------------------    --------------------------------------------
              (Klaus Bergman)                                 (Steven H. Rice)

           /s/ WENDELL F. HOLLAND                          /s/ GUNNAR E. SARSTEN
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            (Wendell F. Holland)                            (Gunnar E. Sarsten)

            /s/ PHILLIP E. LINT                              /s/ PETER L. SHEA
--------------------------------------------    --------------------------------------------
             (Phillip E. Lint)                                (Peter L. Shea)